Exhibit 99.1

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report, as amended, of Union Bankshares, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief
Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. [SECTION] 1350, as adopted pursuant to [SECTION] 906 of the Sarbanes-Oxley Act of 2002 that based on their knowledge and belief: 1) the Report, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Report, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report, as amended.


                                       /s/ Kenneth D. Gibbons
                                       ----------------------
                                       Kenneth D. Gibbons
                                       Chief Executive Officer


                                       /s/ Marsha A. Mongeon
                                       ----------------------
                                       Marsha A. Mongeon
                                       Chief Financial Officer


                                       August 19, 2002
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